UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

QUANEX BUILDING PRODUCTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Loop South, Suite 1500, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    713-961-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 28, 2023, Quanex Building Products Corporation (the “Company”) held its Annual Meeting of Stockholders, pursuant to notice and proxy mailed on or about January 25, 2023, to the Company’s stockholders of record as of January 5, 2023. There were 33,234,730 shares of common stock entitled to vote at the meeting, and a total of 31,292,221.448 shares were represented at the meeting in person or by proxy.

At the Annual Meeting, nine directors were elected for terms expiring at the Company’s 2024 Annual Meeting, with the following tabulation of votes for each nominee:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes	Percent of Shares Cast in Favor *
Susan F. Davis	25,058,738.523	5,358,044.643	4,320.282	871,118	82.38%
William C. Griffiths	29,814,139.142	583,366.050	23,598.256	871,118	98.08%
Bradley E. Hughes	29,570,883.217	825,447.002	24,773.229	871,118	97.28%
Jason D. Lippert	29,585,180.730	812,067.913	23,854.805	871,118	97.33%
Donald R. Maier	29,555,284.626	842,010.393	23,808.429	871,118	97.23%
Meredith W. Mendes	29,419,589.559	998,062.535	3,451.354	871,118	96.72%
Curtis M. Stevens	28,785,731.090	1,611,434.342	23,938.016	871,118	94.70%
William E. Waltz, Jr.	29,583,489.495	822,859.002	14,754.951	871,118	97.29%
George L. Wilson	30,053,987.958	353,343.360	13,772.130	871,118	98.84%

	*Excludes Abstentions and Broker Non-Votes

In addition to the election of directors, stockholders at the Annual Meeting took the following actions:

•	Provided an advisory “say on pay” vote approving the compensation of the Company’s named executive officers;

•	Provided an advisory vote relating to the frequency of future “say on pay” votes held by the Company; and

•	Ratified the Audit Committee’s appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending October 31, 2023;

The tabulation of votes for the “say on pay” and auditor ratification proposals is set forth below:

Proposal	Votes For	Votes Against	Abstain	Broker Non- Votes	Percent of Shares Cast in Favor *
Advisory Vote to Approve Named Executive Officer Compensation	27,972,174.116	2,428,935.478	19,993.854	871,118	92.01%
Ratification of Company’s Independent Auditor	30,988,230.965	290,697.861	13,292.622	-	99.07%

	*Excludes Abstentions and Broker Non-Votes

The tabulation of votes for the proposal related to the frequency of future “say on pay” votes is set forth below:

Proposal	One Year	Two Years	Three Years	Abstain	Broker Non- Votes
Advisory Vote Regarding Frequency of Future “Say on Pay” Votes	27,715,254.725	10,485.629	2,684,541.498	10,821.596	871,118
Percent of Vote: (excludes Broker Non-Votes)	91.11%	0.03%	8.82%	0.04%	n/a

In light of the results of the advisory vote on the frequency of “say on pay” votes, the Company’s Board of Directors determined to hold an advisory “say on pay” vote annually until the next required stockholder advisory vote on the frequency of “say on pay” votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANEX BUILDING PRODUCTS CORPORATION
Date: March 2, 2023	/s/ Paul B. Cornett Paul B. Cornett Senior Vice President – General Counsel and Secretary